                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported) NOVEMBER 13, 1998



                             WHITTAKER CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)



                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)



        0-20609                                           95-4033076
(Commission File Number)                    (I.R.S. Employer Identification No.)



                1955 N. SURVEYOR AVENUE, SIMI VALLEY, CA 93063
                   (Address of Principal Executive Offices)



                                (805) 526-5700
             (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS

     See attached press release dated November 13, 1998, attached hereto as
     Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

     Exhibit No.    Description
     -----------    -----------

        99.1        Press Release, dated November 13, 1998.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WHITTAKER CORPORATION



                             By: /s/ Lynne M. O. Brickner
                                 ------------------------------------
                                 Lynne M. O. Brickner
                                   Vice President, Secretary and General Counsel



Dated:  November 13, 1998

                                       2
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                                 EXHIBIT INDEX
                                 -------------



Exhibit No.    Description
-----------    -----------
   99.1        Press Release, dated November 13, 1998


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